Exhibit 10.12

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

November 01, 2024

Messrs.

Heritas S.A.

Zeballos 249, Edificio CEPIDE, S2000 Rosario, Santa Fe, Argentina

Att. Marius Calmet

Re: Proposed Addendum No. 1 to Service Lease Offer No. 01/2024

Our highest consideration:

I, the undersigned, Paulo Díaz Meyer, in my capacity as attorney-in-fact of Meyer Lab S.A., have the pleasure of writing to you in order to express my acceptance of the terms and conditions of your Proposal of Addendum No. 1 to Service Lease Offer No. 01/2024, dated November 01, 2024.

Yours faithfully

/s/ Paulo Díaz Meyer
Paulo Díaz Meyer
Meyer Lab S.A.
Attorney-in-fact

November 01, 2024

Messrs.

Meyer Lab S.A.

Col. Irrazabal esq. Mcal. Estigarribia, Paraguay

Re: Proposed Addendum No. 1 to Service Lease Offer No. 01/2024

Yours:

The undersigned, Marius Calmet, attorney-in-fact HERITAS SA (hereinafter the “Company” or “Heritas”), with legal domicile at Zeballos 249, Edificio CEPIDE, S2000 Rosario, Santa Fe, Argentina, has the pleasure to address to you, Meyer Lab S.A., (hereinafter the “Client” and, jointly with the Company the “Parties”), in order to send you this Proposal of Addendum No. 1 to the Service Lease Offer No. 01/2024 and its annexes (hereinafter the “Offer”).

This Offer shall be valid for three (3) business days and shall be deemed accepted if the CUSTOMER sends a written notice to HERITAS informing its acceptance.

If accepted, this Offer shall become and be known as “Addendum No. 1”, which shall be governed by the terms and conditions transcribed in Annex I hereto.

I take this opportunity to send you my regards.

/s/ Marius Calmet
HERITAS SA
Marius Calmet Proxy

ANNEX I

TERMS AND CONDITIONS OF ADDENDUM NO. 1

TO THE MASTER AGREEMENT

PRECEDING CONSIDERATIONS:

I.	On March 11, 2024, the Parties entered into a Service Lease Agreement whereby HERITAS provides the CUSTOMER with genomic diagnostic services (the “Agreement”); and

II.	That it is the intention of the parties to incorporate modifications to the Contract in order to adapt it to the current characteristics and requirements of the business.

NOW THEREFORE, the Parties agree to enter into this Addendum No. 1 (the “Addendum No. 1”) to the Agreement, which shall be subject to the following clauses:

Clause ONE: To amend Clause TWO of the Master Agreement, which shall be worded as follows:

“2.1 The purpose of this Agreement is to provide the genomic diagnostic Services provided by HERITAS and/or its Affiliates as defined in ANNEX I hereto. Additionally, the Parties may negotiate independently the pre-purchase of diagnostic tests. This pre-purchase may contemplate a special quotation including volume discounts. The particular and specific conditions of such pre-purchase shall be negotiated and formalized in a separate contract, which shall be signed by both Parties for its validation and execution.

2.2 HERITAS undertakes to carry out all the necessary work and to use all its expertise and knowledge for the achievement of the object, acting within the ethical and legal requirements of any activity.

2.3 The application made by the CUSTOMER of the results of the Service is the CUSTOMER’s exclusive responsibility. HERITAS’ responsibility is limited to the fulfillment of the obligations that integrate the Service and not to the consequences that may derive from the Service.”

Clause SECOND: To modify Clause FIFTH of the Master Agreement, which shall be worded as follows:

“The cost responsibles will be calculated according to the following table:

Amount per shipment	Cost to be paid by:
Less than 500usd	Cost 100% at Customer’s expense
Less than 1500usd	Cost 75% to be borne by the Customer
Less than 2500usd	Cost 50% to be borne by the Customer
Greater than 2500usd	Cost 100% at Heritas’ expense

This clause shall apply not only to HERITAS’ samples, but also to those processed through any third party authorized by HERITAS for such purpose.

The shipping cost includes the following items:

●	Hiring an international courier.

●	International freight Argentina - Paraguay.

●	Customs formalities within the scope of the Courier system, at origin and destination.

●	Freight from Paraguay to HERITAS (Rosario - Argentina).

●	Maximum frequency: 1 time every 15 days or 2 times per calendar month.

Procedures to be carried out by the CUSTOMER: generation of the documentation required by the Courier and the national competition authorities, both in Argentina and Paraguay.

The CUSTOMER shall be responsible for distribution costs at origin.”

THIRD: To amend Annex III of the Contract, which shall be worded as follows:

ANNEX III - HERITAS SERVICES PRICE LIST

Solution	Price
EPFR - Exome Targeted Clinical Trial	[***]
EPFR - Exoma Clinically Directed Exome Trio	[***]
EPFR - Mitochondrial	[***]
MICR - Intestinal Microbiome	[***]
ONCO - Basic Hereditary Cancer Panel	[***]
ONCO - Expanded Hereditary Cancer Panel	[***]
ONCO - Sophia Myeloid Panel	[***]
PREN - Basic Prenatal Non Invasive Test	[***]
PREN - Prenatal Non Invasive Extended Prenatal Test	[***]
REAP - Bioinformatics Reopening	[***]
VIDEO CONSULTATIONS GEN 24 PRETEST	[***]
CHROMOSOMAL MICROARRAY - CHROMO	[***]
BRCA 1 and 2	[***]

*	Values expressed in U.S. dollars. Taxes not included.

SAMPLE PROCESSING TIMES

SKUs	BUSINESS DAYS
Cancer Panel	40 days
Clinical Exome	30 days
Myth	30 days
NIPT	7 days
Microbiome	30 days
BCRA 1 and 2	40 days
Chromosomal Microarray	30 days

Clause FOUR: With the exception of those terms expressly modified by Addendum, all other terms and conditions of the Agreement shall remain in full force and effect and shall be deemed unchanged. In no event shall this Amendment be construed as a novation of the obligations.

Clause FIFTH: The terms used in capital letters in this Addendum No. 1 shall have the meaning assigned to them in the Agreement, unless a different meaning has been expressly assigned to them herein.

SIXTH CLAUSE: This Addendum No. 1 is ancillary and complementary to the Framework Contract and shall be governed by the laws of the Republic of Argentina. The Parties agree to submit to the jurisdiction of the ordinary courts of the city of Rosario, Province of Santa Fe, Argentine Republic, for all judicial effects derived from it.

............................

/s/ Paulo Díaz Meyer
Paulo Díaz Meyer
Meyer Lab S.A.
Attorney-in-fact

HERITAS SA
Marius Calmet Proxy

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